Share Based Compensation	12 Months Ended
Dec. 31, 2018
Disclosure Of Compensation Related Costs Sharebased Payments [Abstract]
Share Based Compensation

15.SHARE BASED COMPENSATION

Grant of fully vested GTI ordinary shares to directors of the Company

On November 11, 2017, GTI issued 352,500 fully vested ordinary shares to certain directors of the company in recognition of their past services to the Company. Accordingly, the Company recorded share-based compensation expense on the date of issuance of these shares of RMB38,048,000 (USD5,847,871) which was recorded in general and administrative expenses for the year ended December 31, 2017.

2018 Share Incentive Plan

In January 2018, the Group adopted the 2018 Share Incentive Plan which allows the Group to offer incentive awards to employees, directors and consultants (the “Participants”). Under the 2018 Share Incentive Plan, the Group may issue incentive awards to the Participants to purchase not more than 9,000,000 Class A ordinary shares. The incentive awards granted under the Share Incentive Plans typically have a maximum life of six years and vest in typical ways as listed below:

a)	Vest ratably over the following four years starting after the first/second/third anniversary of the IPO date;
b)	Vest 100% on the first anniversary of the IPO date;
c)	Vest 50% on the IPO date and another 50% on December 31, 2018.

As of December 31, 2018, the Group had granted 1,733,000 options.

Share-based compensation expense of RMB16,108,951 (USD2,342,950) was recognized for the year ended December 31,2018.

The weighted-average grant date fair value for options granted during the year ended December 31, 2018 was USD5.54, computed using the binomial option pricing model. The binomial model requires the input of subjective assumptions including the expected stock price volatility and the expected price multiple at which employees are likely to exercise stock options. The Group uses historical data to estimate forfeiture rate. Expected volatilities are based on the average volatility of the Group and comparable companies. The risk-free rate for periods within the contractual life of the option is based on the U.S. Treasury yield curve in effect at the time of grant. Prior to the IPO, the estimated fair value of the ordinary shares, at the option grant dates prior to the IPO, was determined with assistance from an independent third party valuation firm. The Company’s management is ultimately responsible for the determination of the estimated fair value of its ordinary shares.

The fair value of share options was estimated using the following significant assumptions:

Granted in 2018
Risk-free interest rate	2.42%
Volatility	34.00%
Dividend yield	–
Life of option	6 years

The aggregate grant date fair value of the outstanding options was determined to be RMB60,525,042 (USD8,803,002) as of December 31, 2018 and such amount shall be recognized as compensation expenses using the accelerated method for all employee share options granted. The total fair value of share options vested during the year ended December 31, 2018 was RMB5,431,798 (USD790,022).

As of December 31, 2018, there was RMB42,791,057 (USD6,223,701) in total unrecognized compensation expense related to unvested options, which is expected to be recognized over a weighted-average period of 3.11 years.

15.SHARE BASED COMPENSATION (CONTINUED)

The following table summarized the Group’s share option activity under the option plans:

	Number of Options	Weighted Average Exercise Price	Weighted Average Remaining Contractual Life	Aggregate Intrinsic Value
		USD	Years	USD
Share options outstanding at January 1, 2018	–	–	–	–
Granted	1,733,000	12.93
Forfeited	(141,500)	12.48
Share options outstanding at December 31, 2018	1,591,500	12.94	3.11	1,180,080
Vested and expected to vest at December 31, 2018	1,452,720	12.93	3.07	1,080,644
Exercisable as of December 31, 2018	135,000	12.00	0.5	133,650